                                   EXHIBIT 21
                                   ----------
                         Subsidiaries of the Registrant
                             as of October 31, 2004

        A.    WHOLLY-OWNED CORPORATIONS

1.      Amwell Chase, Inc., a Delaware corporation.
2.      Brentwood Investments I, Inc., a Tennessee corporation.
3.      Bunker Hill Estates, Inc., a Delaware corporation.
4.      Chesterbrooke, Inc., a Delaware corporation.
5.      Connecticut Land Corp., a Delaware corporation.
6.      Daylesford Development Corp., a Delaware corporation.
7.      Eastern States Engineering, Inc., a Delaware corporation.
8.      Fairway Valley, Inc., a Delaware corporation.
9.      First Brandywine Finance Corp., a Delaware corporation.
10.     First Brandywine Investment Corp. II, a Delaware corporation.
11.     First Brandywine Investment Corp. III, a Delaware corporation.
12.     First Brandywine Investment Corp. IV, a Delaware corporation.
13.     First Huntingdon Finance Corp., a Delaware corporation.
14.     Franklin Farms G.P., Inc., a Delaware corporation.
15.     Frenchman's Reserve Country Club, Inc., a Florida non-profit corporation.
16.     HQZ Acquisitions, Inc., a Michigan corporation.
17.     MA Limited Land Corporation, a Delaware corporation.
18.     Maple Point, Inc., a Delaware corporation.
19.     Maryland Limited Land Corporation, a Delaware corporation.
20.     Mizner Country Club, Inc., a Florida non-profit corporation.
21.     Mountain View Country Club, Inc., a California non-profit corporation.
22.     Philmont Insurance Company, a Vermont corporation.
23.     Polekoff Farm, Inc., a Pennsylvania corporation.
24.     The Silverman Building Companies, Inc., a Michigan corporation.
25.     SH Homes Corporation, a Michigan corporation.
26.     SI Investment Corporation, a Michigan corporation.
27.     Springfield Chase, Inc., a Delaware corporation.
28.     Stewarts Crossing, Inc., a Delaware corporation.
29.     TB Proprietary Corp., a Delaware corporation.
30.     TB Proprietary LP, Inc., a Delaware corporation.
31.     Tenby Hunt, Inc., a Delaware corporation.
32.     Toll Arizona LP Company, Inc., a Delaware corporation.
33.     Toll Arizona-II LP Company, Inc., a Delaware corporation.
34.     Toll AZ GP Corp., a Delaware corporation.
35.     Toll Bros., Inc., a Delaware corporation.
36.     Toll Bros., Inc., a Pennsylvania corporation.
37.     Toll Bros., Inc., a Texas corporation.
38.     Toll Bros. of Arizona, Inc., an Arizona corporation.
39.     Toll Bros. of North Carolina, Inc., a North Carolina corporation.
40.     Toll Bros. of North Carolina II, Inc., a North Carolina corporation.


41.    Toll Bros. of North Carolina III, Inc., a North Carolina corporation.
42.    Toll Bros. of Tennessee, Inc., a Delaware corporation.
43.    Toll Brothers AZ Construction Company, an Arizona corporation.
44.    Toll Brothers Finance Corp., a Delaware corporation.
45.    Toll Brothers Real Estate, Inc., a Pennsylvania corporation.
46.    Toll CA GP Corp., a California corporation.
47.    Toll California LP Company, Inc., a Delaware corporation.
48.    Toll California Note Company, Inc., a Delaware corporation.
49.    Toll CO GP Corp., a Colorado corporation.
50.    Toll Colorado LP Company, Inc., a Delaware corporation.
51.    Toll Connecticut LP Company, Inc., a Delaware corporation.
52.    Toll Connecticut-II LP Company, Inc., a Delaware corporation.
53.    Toll Corp., a Delaware corporation.
54.    Toll Delaware LP Company, Inc., a Delaware corporation.
55.    Toll Delaware-II LP Company, Inc., a Delaware corporation.
56.    Toll Development Company, Inc., a Michigan corporation.
57.    Toll Finance Corp., a Delaware corporation.
58.    Toll FL GP Corp., a Florida corporation.
59.    Toll Florida LP Company, Inc., a Delaware corporation.
60.    Toll Florida-II LP Company, Inc., a Delaware corporation.
61.    Toll Holdings, Inc., a Delaware corporation.
62.    Toll IL GP Corp., an Illinois corporation.
63.    Toll Illinois LP Company, Inc., a Delaware corporation.
64.    Toll Land Corp. No. 6, a Pennsylvania corporation.
65.    Toll Land Corp. No. 10, a Delaware corporation.
66.    Toll Land Corp. No. 20, a Delaware corporation.
67.    Toll Land Corp. No. 43, a Delaware corporation.
68.    Toll Land Corp. No. 45, a Delaware corporation.
69.    Toll Land Corp. No. 46, a Delaware corporation.
70.    Toll Land Corp. No. 47, a Delaware corporation.
71.    Toll Land Corp. No. 48, a Delaware corporation.
72.    Toll Land Corp. No. 49, a Delaware corporation.
73.    Toll Land Corp. No. 50, a Delaware corporation.
74.    Toll Land Corp. No. 51, a Delaware corporation.
75.    Toll Land Corp. No. 52, a Delaware corporation.
76.    Toll Land Corp. No. 53, a Delaware corporation.
77.    Toll Land Corp. No. 55, a Delaware corporation.
78.    Toll Land Corp. No. 56, a Delaware corporation.
79.    Toll Land Corp. No. 58, a Delaware corporation.
80.    Toll Land Corp. No. 59, a Delaware corporation.
81.    Toll Land Corp. No. 60, a Delaware corporation.
82.    Toll Management AZ Corp., a Delaware corporation.
83.    Toll Management VA Corp., a Delaware corporation.
84.    Toll Maryland LP Company, Inc., a Delaware corporation.
85.    Toll Maryland-II LP Company, Inc., a Delaware corporation.
86.    Toll Massachusetts LP Company, Inc., a Delaware corporation.

87.     Toll Massachusetts-II LP Company, Inc., a Delaware corporation.
88.     Toll MD Builder Corp., a Maryland corporation.
89.     Toll Mid-Atlantic LP Company, Inc., a Delaware corporation.
90.     Toll Mid-Atlantic Note Company, Inc., a Delaware corporation.
91.     Toll MI GP Corp., a Michigan corporation.
92.     Toll Midwest LP Company, Inc., a Delaware corporation.
93.     Toll Midwest Note Company, In c., a Delaware corporation.
94.     Toll Michigan LP Company, Inc., a Delaware corporation.
95.     Toll Michigan-II LP Company, Inc., a Delaware corporation.
96.     Toll MN GP Corp., a Minnesota corporation.
97.     Toll Nevada LP Company, Inc., a Delaware corporation.
98.     Toll New Hampshire LP Company, Inc., a Delaware corporation.
99.     Toll New Hampshire-II LP Company, Inc., a Delaware corporation.
100.    Toll New Jersey LP Company, Inc., a Delaware corporation.
101.    Toll New Jersey-II LP Company, Inc., a Delaware corporation.
102.    Toll New York LP Company, Inc., a Delaware corporation.
103.    Toll New York-II LP Company, Inc., a Delaware corporation.
104.    Toll NH GP Corp., a New Hampshire corporation.
105.    Toll NJ Builder Corp., a New Jersey corporation.
106.    Toll NJX-I Corp., a Delaware corporation.
107.    Toll NJX-II Corp., a Delaware corporation.
108.    Toll NJX III Corp., a Delaware corporation.
109.    Toll NJX IV Corp., a Delaware corporation.
110.    Toll NV GP Corp., a Nevada corporation.
111.    Toll NC GP Corp., a North Carolina corporation.
112.    Toll North Carolina LP Company, Inc., a Delaware corporation.
113.    Toll North Carolina-II LP Company, Inc., a Delaware corporation.
114.    Toll Northeast LP Company, Inc., a Delaware corporation.
115.    Toll Northeast Note Company, Inc., a Delaware corporation.
116.    Toll OH GP Corp., an Ohio corporation.
117.    Toll Ohio LP Company, Inc., a Delaware corporation.
118.    Toll Ohio-II LP Company, Inc., a Delaware corporation.
119.    Toll PA Builder Corp., a Pennsylvania corporation.
120.    Toll PA GP Corp., a Pennsylvania corporation.
121.    Toll PA II GP Corp., a Pennsylvania corporation.
122.    Toll Pennsylvania LP Company, Inc., a Delaware corporation.
123.    Toll Pennsylvania-II LP Company, Inc., a Delaware corporation.
124.    Toll Peppertree, Inc., a New York corporation.
125.    Toll Philmont Corporation, a Delaware corporation.
126.    Toll Realty Holdings Corp. I, a Delaware corporation.
127.    Toll Realty Holdings Corp. II, a Delaware corporation.
128.    Toll Realty Holdings Corp. III, a Delaware corporation.
129.    Toll Rhode Island LP Company, Inc., a Delaware corporation.
130.    Toll Rhode Island-II LP Company, Inc., a Delaware corporation.
131.    Toll RI GP Corp., a Rhode Island corporation.
132.    Toll SC GP Corp., a South Carolina corporation.

133.   Toll South Carolina LP Company, Inc., a Delaware corporation.
134.   Toll South Carolina-II LP Company, Inc., a Delaware corporation.
135.   Toll Southeast LP Company, Inc., a Delaware corporation.
136.   Toll Southeast Note Company, Inc., a Delaware corporation.
137.   Toll Southwest LP Company, Inc., a Delaware corporation.
138.   Toll Southwest Note Company, Inc., a Delaware corporation.
139.   Toll TN GP Corp., a Tennessee corporation.
140.   Toll Texas LP Company, Inc., a Delaware corporation.
141.   Toll Texas-II LP Company, Inc., a Delaware corporation.
142.   Toll Turf, Inc., a Delaware corporation.
143.   Toll TX GP Corp., a Delaware corporation.
144.   Toll VA GP Corp., a Delaware corporation.
145.   Toll VA Member Two, Inc., a Delaware corporation.
146.   Toll Virginia LP Company, Inc., a Delaware corporation.
147.   Toll Virginia-II LP Company, Inc., a Delaware corporation.
148.   Toll WestCoast LP Company, Inc., a Delaware corporation.
149.   Toll Wood Corporation, a Delaware corporation.
150.   Toll YL, Inc., a California corporation.
151.   Valley Forge Conservation Holding GP Corp., a Pennsylvania corporation.
152.   Warren Chase, Inc., a Delaware corporation.
153.   Westminster Abstract Company, a Pennsylvania corporation.
154.   Westminster Insurance Agency, Inc., a Pennsylvania corporation.
155.   Westminster Mortgage Corporation, a Delaware corporation.
156.   Westminster Title Company, Inc., a California corporation.
157.   Westminster Security Company, a New Jersey corporation.
158.   Windsor Development Corp., a Pennsylvania corporation.

       B.   WHOLLY-OWNED PARTNERSHIPS

1.     Advanced Broadband, L.P., a Delaware limited partnership.
2.     Afton Chase, L.P., a Pennsylvania limited partnership.
3.     Audubon Ridge, L.P., a Pennsylvania limited partnership.
4.     Beaumont Chase, L.P., a Pennsylvania limited partnership.
5.     Belmont Land, L.P., a Virginia limited partnership.
6.     Bernards Chase, L.P., a New Jersey limited partnership.
7.     Binks Estates Limited Partnership, a Florida limited partnership.
8.     The Bird Estate Limited Partnership, a Massachusetts limited partnership.
9.     Blue Bell Country Club, L.P., a Pennsylvania limited partnership.
10.    Branchburg Ridge, L.P., a New Jersey limited partnership.
11.    Brass Castle Estates, L.P., a New Jersey limited partnership.
12.    Brentwood Investments, L.P., a Tennessee limited partnership.
13.    Bridle Estates, L.P., a Pennsylvania limited partnership.
14.    Broad Run Associates, L.P., a Pennsylvania limited partnership.
15.    Buckingham Woods, L.P., a Pennsylvania limited partnership.
16.    Bucks County Country Club, L.P., a Pennsylvania limited partnership.
17.    CC Estates Limited Partnership, a Massachusetts limited partnership.

18.    Calabasas View, L.P., a California limited partnership.
19.    Charlestown Hills, L.P., a New Jersey limited partnership.
20.    Cheltenham Estates Limited Partnership, a Michigan partnership.
21.    Chesterbrooke Limited Partnership, a New Jersey limited partnership.
22.    Cobblestones at Thornbury, L.P., a Pennsylvania limited partnership.
23.    Cold Spring Hunt, L.P., a Pennsylvania limited partnership.
24.    Coleman-Toll Limited Partnership, a Nevada limited partnership.
25.    Concord Chase, L.P., a Pennsylvania limited partnership.
26.    Cortlandt Chase, L.P., a New York limited partnership.
27.    Delray Limited Partnership, a Florida limited partnership.
28.    Dolington Estates, L.P., a Pennsylvania limited partnership.
29.    Dominion Country Club, L.P., a Virginia limited partnership.
30.    Eagle Farm Limited Partnership, a Massachusetts limited partnership.
31.    The Estates at Brooke Manor Limited Partnership, a Maryland limited partnership.
32.    Estates at Coronado Pointe, L.P., a California limited partnership.
33.    Estates at Princeton Junction, L.P., a New Jersey limited partnership.
34.    Estates at Rivers Edge, L.P., a Pennsylvania limited partnership.
35.    Estates at San Juan Capistrano, L.P., a California limited partnership.
36.    The Estates at Summit Chase, L.P., a California limited partnership.
37.    Fairfax Investment, L.P., a Virginia limited partnership.
38.    Fairfax Station Hunt, L.P., a Virginia limited partnership.
39.    Fair Lakes Chase, L.P., a Virginia limited partnership.
40.    Fairway Mews Limited Partnership, a New Jersey limited partnership.
41.    Farmwell Hunt, L.P., a Virginia limited partnership.
42.    First Brandywine Partners, L.P., a Delaware partnership.
43.    Franklin Oaks Limited Partnership, a Massachusetts limited partnership.
44.    Gibraltar Road LP, a Pennsylvania limited partnership.
45.    Great Falls Hunt, L.P., a Virginia limited partnership.
46.    Great Falls Woods, L.P., a Virginia limited partnership.
47.    Greens at Waynesborough, L.P., a Pennsylvania limited partnership.
48.    Greenwich Chase, L.P., a New Jersey limited partnership.
49.    Greenwich Station, L.P., a New Jersey limited partnership.
50.    Hoboken Land LP, a New Jersey limited partnership.
51.    Hockessin Chase, L.P., a Delaware limited partnership.
52.    Holland Ridge, L.P., a New Jersey limited partnership.
53.    Holliston Hunt Limited Partnership, a Massachusetts limited partnership.
54.    Hopewell Hunt, L.P., a New Jersey limited partnership.
55.    Huckins Farm Limited Partnership, a Massachusetts limited partnership.
56.    Hunter Mill, L.P., a Virginia limited partnership.
57.    Hunterdon Chase, L.P., a New Jersey limited partnership.
58.    Hunterdon Ridge, L.P., a New Jersey limited partnership.
59.    Huntington Estates Limited Partnership, a Connecticut limited partnership.
60.    Hurley Ridge Limited Partnership, a Maryland limited partnership.
61.    Kensington Woods Limited Partnership, a Massachusetts limited partnership.
62.    Lakeway Hills Properties, L.P., a Texas limited partnership.
63.    Laurel Creek, L.P., a New Jersey limited partnership.

64.      Loudoun Valley Associates, L.P., a Virginia limited partnership.
65.      Mallard Lakes, L.P., a Texas limited partnership.
66.      Manalapan Hunt, L.P., a New Jersey limited partnership.
67.      Mill Road Estates, L.P., a Pennsylvania limited partnership.
68.      Montgomery Chase, L.P., a New Jersey limited partnership.
69.      Moorestown Hunt, L.P., a New Jersey limited partnership.
70.      Mount Kisco Chase, L.P., a New York limited partnership.
71.      NC Country Club Estates Limited Partnership, a North Carolina limited partnership.
72.      Newport Ridge Limited Partnership, a Michigan limited partnership.
73.      Newtown Chase Limited Partnership, a Connecticut limited partnership.
74.      Northampton Crest, L.P., a Pennsylvania limited partnership.
75.      Northampton Preserve, L.P., a Pennsylvania limited partnership.
76.      Patriots, L.P., a New Jersey limited partnership.
77.      The Preserve at Annapolis Limited Partnership, a Maryland limited partnership.
78.      Preserve at Boca Raton Limited Partnership, a Florida limited partnership.
79.      Preston Village Limited Partnership, a North Carolina limited partnership.
80.      Princeton Hunt, L.P., a New Jersey limited partnership.
81.      Providence Limited Partnership, a North Carolina limited partnership.
82.      Providence Plantation Limited Partnership, a North Carolina limited partnership.
83.      Regency at Dominion Valley, L.P., a Virginia limited partnership.
84.      River Crossing, L.P., a Pennsylvania limited partnership.
85.      Rolling Greens, L.P., a New Jersey limited partnership.
86.      Rose Hollow Crossing Associates, a Pennsylvania limited partnership.
87.      Seaside Estates Limited Partnership., a Florida limited partnership.
88.      Shrewsbury Hunt Limited Partnership, a Massachusetts limited partnership.
89.      Silverman-Toll Limited Partnership, a Michigan limited partnership.
90.      Somers Chase, L.P., a New York limited partnership.
91.      Somerset Development Limited Partnership, a North Carolina limited partnership.
92.      South Riding Amberlea LP, a Virginia limited partnership.
93.      South Riding Partners Amberlea LP, a Virginia limited partnership.
94.      South Riding, L.P., a Virginia limited partnership.
95.      South Riding Partners, L.P., a Virginia limited partnership.
96.      Southlake Woods, L.P., a Texas limited partnership.
97.      Southport Landing Limited Partnership, a Connecticut limited partnership.
98.      Springton Pointe, L.P., a Pennsylvania limited partnership.
99.      Stone Mill Estates, L.P. a Pennsylvania limited partnership.
100.     Swedesford Chase, L.P., a Pennsylvania limited partnership.
101.     TBI/Heron Bay Limited Partnership, a Florida limited partnership.
102.     TBI/Naples Limited Partnership, a Florida limited partnership.
103.     TBI/Palm Beach Limited Partnership, a Florida limited partnership.
104.     TB Proprietary, L.P., a Delaware limited partnership.
105.     Timber Ridge Investment Limited Partnership, a Michigan limited partnership.
106.     Toll at Brier Creek Limited Partnership, a North Carolina limited partnership.
107.     Toll at Daventry Park, L.P., an Ohio limited partnership.
108.     Toll at Payne Ranch, L.P., a California limited partnership.
109.     Toll at Princeton Walk, L.P., a New Jersey limited partnership.

110.     Toll at Westlake, L.P., a New Jersey limited partnership.
111.     Toll at Whippoorwill, L.P., a New York limited partnership.
112.     Toll Bros. of Tennessee, L.P., a Tennessee limited partnership.
113.     Toll Brothers AZ Limited Partnership, an Arizona limited partnership.
114.     Toll Brothers Maryland II Limited Partnership, a Maryland limited partnership.
115.     Toll CA, L.P., a California limited partnership.
116.     Toll CA II, L.P.,  a California limited partnership.
117.     Toll CA III, L.P., a California limited partnership.
118.     Toll CA IV, L.P., a California limited partnership.
119.     Toll CA V, L.P., a California limited partnership.
120.     Toll CA VI, L.P., a California limited partnership.
121.     Toll Cliffs Urban Renewal Company LP, a New Jersey limited partnership.
122.     Toll CO, L.P., a Colorado limited partnership.
123.     Toll Costa, L.P., a California limited partnership.
124.     Toll CT Limited Partnership, a Connecticut limited partnership.
125.     Toll CT II Limited Partnership, a Connecticut limited partnership.
126.     Toll CT Westport Limited Partnership, a Connecticut limited partnership.
127.     Toll DE LP, a Delaware limited partnership.
128.     Toll-Dublin, L.P., a California limited partnership.
129.     Toll Estero Limited Partnership, a Florida limited partnership.
130.     Toll FL Limited Partnership, a Florida limited partnership.
131.     Toll FL II Limited Partnership, a Florida limited partnership.
132.     Toll FL III Limited Partnership, a Florida limited partnership.
133.     Toll FL IV Limited Partnership, a Florida limited partnership.
134.     Toll Ft. Myers Limited Partnership, a Florida limited partnership.
135.     Toll Gibraltar LP, a Pennsylvania limited partnership.
136.     Toll Grove LP, a New Jersey limited partnership.
137.     Toll Hudson LP, a New Jersey limited partnership.
138.     Toll IL, L.P., an Illinois limited partnership.
139.     Toll IL II, L.P., an Illinois limited partnership.
140.     Toll IL III, L.P., an Illinois limited partnership.
141.     Toll IL HWCC, L.P., an Illinois limited partnership.
142.     Toll IL WSB, L.P., an Illinois limited partnership.
143.     Toll Jacksonville Limited Partnership, a Florida limited partnership.
144.     Toll Land Limited Partnership, a Connecticut limited partnership.
145.     Toll Land IV Limited Partnership, a New Jersey limited partnership.
146.     Toll Land V Limited Partnership, a New York limited partnership.
147.     Toll Land VI Limited Partnership, a New York limited partnership.
148.     Toll Land VII Limited Partnership, a New York limited partnership.
149.     Toll Land IX Limited Partnership, a Virginia limited partnership.
150.     Toll Land X Limited Partnership, a Virginia limited partnership.
151.     Toll Land XI Limited Partnership, a New Jersey limited partnership.
152.     Toll Land XIII Limited Partnership, a New York limited partnership.
153.     Toll Land XIV Limited Partnership, a New York limited partnership.
154.     Toll Land XV Limited Partnership, a Virginia limited partnership.
155.     Toll Land XVI Limited Partnership, a New Jersey limited partnership.

156.     Toll Land XVII Limited Partnership, a Connecticut limited partnership.
157.     Toll Land XVIII Limited Partnership, a Connecticut limited partnership.
158.     Toll Land XIX Limited Partnership, a California limited partnership.
159.     Toll Land XX Limited Partnership, a California limited partnership.
160.     Toll Land XXI Limited Partnership, a Virginia limited partnership.
161.     Toll Land XXII Limited Partnership, a California limited partnership.
162.     Toll Land XXIII Limited Partnership, a California limited partnership.
163.     Toll Land XXV Limited Partnership, a New Jersey limited partnership.
164.     Toll Land XXVI Limited Partnership, an Ohio limited partnership.
165.     Toll Livingston at Naples Limited Partnership, a Florida limited partnership.
166.     Toll Marshall LP, a New Jersey limited partnership.
167.     Toll MD Builder I, L.P., a Maryland limited partnership.
168.     Toll MD Limited Partnership, a Maryland limited partnership.
169.     Toll MD II Limited Partnership, a Maryland limited partnership.
170.     Toll MD III Limited Partnership, a Maryland limited partnership.
171.     Toll MD IV Limited Partnership, a Maryland limited partnership.
172.     Toll MD V Limited Partnership, a Maryland limited partnership.
173.     Toll MD VI Limited Partnership, a Maryland limited partnership.
174.     Toll MI Limited Partnership, a Michigan limited partnership.
175.     Toll MI II Limited Partnership, a Michigan limited partnership.
176.     Toll MI III Limited Partnership, a Michigan limited partnership.
177.     Toll MI IV Limited Partnership, a Michigan limited partnership.
178.     Toll MN, L.P., a Minnesota limited partnership.
179.     Toll Naples Limited Partnership, a Florida limited partnership.
180.     Toll Naval Associates, a Pennsylvania general partnership.
181.     Toll NH Limited Partnership, a New Hampshire limited partnership.
182.     Toll NJ Builder I, L.P., a New Jersey limited partnership.
183.     Toll NJ, L.P., a New Jersey limited partnership.
184.     Toll NJ II, L.P., a New Jersey limited partnership.
185.     Toll NJ III, L.P., a New Jersey limited partnership.
186.     Toll NJ IV, L.P., a New Jersey limited partnership.
187.     Toll NJ V, L.P., a New Jersey limited partnership.
188.     Toll NJ VI, L.P., a New Jersey limited partnership.
189.     Toll Northville Limited Partnership, a Michigan limited partnership.
190.     Toll Northville Golf Limited Partnership, a Michigan limited partnership.
191.     Toll NV Limited Partnership, a Nevada limited partnership.
192.     Toll PA, L.P., a Pennsylvania limited partnership.
193.     Toll PA II, L.P., a Pennsylvania limited partnership.
194.     Toll PA III, L.P., a Pennsylvania limited partnership.
195.     Toll PA IV, L.P., a Pennsylvania limited partnership.
196.     Toll PA V, L.P., a Pennsylvania limited partnership.
197.     Toll PA VI, L.P., a Pennsylvania limited partnership.
198.     Toll PA VII, L.P., a Pennsylvania limited partnership.
199.     Toll PA VIII, L.P., a Pennsylvania limited partnership.
200.     Toll PA IX, L.P., a Pennsylvania limited partnership.
201.     Toll Park LP, a New Jersey limited partnership.

202.     Toll Peppertree, L.P., a New York limited partnership.
203.     Toll Plaza, LP, a Pennsylvania limited partnership.
204.     Toll Reston Associates, L.P., a Delaware limited partnership.
205.     Toll RI, L.P., a Rhode Island limited partnership.
206.     Toll RI II, L.P., a Rhode Island limited partnership.
207.     Toll SC, L.P., a South Carolina limited partnership.
208.     Toll SC II, L.P., a South Carolina limited partnership.
209.     Toll TX, L.P., a Texas limited partnership.
210.     Toll TX II, L.P., a Texas limited partnership.
211.     Toll TX III, L.P., a Texas limited partnership.
212.     Toll VA, L.P., a Virginia limited partnership.
213.     Toll VA II, L.P., a Virginia limited partnership.
214.     Toll VA III, L.P., a Virginia limited partnership.
215.     Toll VA IV, L.P., a Virginia limited partnership.
216.     Toll VA V, L.P., a Virginia limited partnership.
217.     Toll YL, L.P., a California limited partnership.
218.     Toll YL II, L.P., a California limited partnership.
219.     Trumbull Hunt Limited Partnership, a Connecticut limited partnership.
220.     Uwchlan Woods, L.P., a Pennsylvania limited partnership.
221.     Valley Forge Conservation Holding, L.P., a Pennsylvania limited partnership.
222.     Valley Forge Woods, L.P., a Pennsylvania limited partnership.
223.     Valley View Estates Limited Partnership, a Massachusetts limited partnership.
224.     Village Partners, L.P., a Pennsylvania limited partnership.
225.     Waldon Preserve Limited Partnership, a Michigan limited partnership.
226.     Washington Greene Development, L.P., a New Jersey limited partnership.
227.     West Amwell Limited Partnership, a New Jersey limited partnership.
228.     Whiteland Woods, L.P., a Pennsylvania limited partnership.
229.     Wichita Chase, L.P., a Texas limited partnership.
230.     Willowdale Crossing, L.P., a Pennsylvania limited partnership.
231.     Wilson Concord, L.P., a Tennessee limited partnership.
232.     The Woods at Highland Lakes, L.P., an Ohio limited partnership.
233.     The Woods at Long Valley, L.P., a New Jersey limited partnership.

         C.   FINANCE PARTNERSHIPS

1.       Toll Brothers Finance Co., a New Jersey general partnership.
2.       TBI Finance Co. II, a New Jersey general partnership.

         D.   WHOLLY-OWNED LIMITED LIABILITY COMPANIES

1.       60 Industrial Parkway Cheektowaga, LLC, a New York limited liability company.
2.       700 Grove Street Urban Renewal, LLC, a New Jersey limited liability company.
3.       2301 Fallston Road LLC, a Maryland limited liability company.
4.       Belmont Country Club I LLC, a Virginia limited liability company.
5.       Belmont Country Club II LLC, a Virginia limited liability company.
6.       Big Branch Overlook L.L.C., a Maryland limited liability company.

7.       Block 255 LLC, a New Jersey limited liability company.
8.       Brier Creek Country Club I LLC, a North Carolina limited liability company.
9.       Brier Creek Country Club II LLC, a North Carolina limited liability company.
10.      C.B.A.Z. Construction Company LLC, an Arizona limited liability company.
11.      C.B.A.Z. Holding Company LLC, a Delaware limited liability company.
12.      Component Systems I LLC, a Delaware limited liability company.
13.      Component Systems II LLC, a Delaware limited liability company.
14.      Creeks Farm L.L.C., a Maryland limited liability company.
15.      CWG Construction Company LLC, a New Jersey limited liability company.
16.      Dominion Valley Country Club I LLC, a Virginia limited liability company.
17.      Dominion Valley Country Club II LLC, a Virginia limited liability company.
18.      Feys Property LLC, a Maryland limited liability company.
19.      First Brandywine LLC I, a Delaware limited liability company.
20.      First Brandywine LLC II, a Delaware limited liability company.
21.      First Brandywine LLC III, a Delaware limited liability company.
22.      First Brandywine LLC IV, a Delaware limited liability company.
23.      Frenchman's Reserve Realty, LLC, a Florida limited liability company.
24.      Golf I Country Club Estates at Moorpark LLC, a California limited liability company.
25.      Golf II Country Club Estates at Moorpark LLC, a California limited liability company.
26.      Hawthorn Woods Country Club I LLC, an Illinois limited liability company.
27.      Hawthorn Woods Country Club II LLC, an Illinois limited liability company.
28.      High Pointe at Hopewell, LLC, a New Jersey limited liability company.
29.      HOA Broadband I, LLC, a Delaware limited liability company.
30.      HOA Broadband II, LLC, a Delaware limited liability company.
31.      Hoboken Cove LLC, a New Jersey limited liability company.
32.      Hoboken Land I LLC, a Delaware limited liability company.
33.      Hunt's Bluff LLC, a Maryland limited liability company.
34.      Lighthouse Point Land Company, LLC, a Florida limited liability company.
35.      Long Meadows TBI, LLC, a Maryland limited liability company.
36.      Longmeadow Properties LLC, a Maryland limited liability company.
37.      Manalapan Hunt Investments I LLC, a New Jersey limited liability company.
38.      Manalapan Hunt Investments II LLC, a New Jersey limited liability company.
39.      Millbrook Investments I LLC, a New Jersey limited liability company.
40.      Millbrook Investments II LLC, a New Jersey limited liability company.
41.      Mizner Realty, L.L.C., a Florida limited liability company.
42.      Mountain View Country Club I LLC, a California limited liability company.
43.      Mountain View Country Club II LLC, a California limited liability company.
44.      Naples Lakes Country Club, L.L.C., a Florida limited liability company.
45.      Naples TBI Realty, LLC, a Florida limited liability company.
46.      Northville Hills Golf Club L.L.C., a Michigan limited liability company.
47.      Northville Lake Village Apartments Limited Liability Company, a Michigan limited liability company.
48.      Nosan & Silverman Homes L.L.C., a Michigan limited liability company.
49.      Palm Cove Golf & Yacht Club I LLC, a Florida limited liability company.
50.      Palm Cove Golf & Yacht Club II LLC, a Florida limited liability company.
51.      Palm Cove Marina I LLC, a Florida limited liability company.
52.      Palm Cove Marina II LLC, a Florida limited liability company.

53.      Phillips Drive LLC, a Maryland limited liability company.
54.      Preston Parker LLC, a Delaware limited liability company.
55.      Regency at Denville, LLC, a New Jersey limited liability company.
56.      Regency at Dominion Valley LLC, a Virginia limited liability company.
57.      Regency at Long Valley I LLC, a New Jersey limited liability company.
58.      Regency at Long Valley II LLC, a New Jersey limited liability company.
59.      The Regency Golf Club I LLC, a Virginia limited liability company.
60.      The Regency Golf Club II LLC, a Virginia limited liability company.
61.      The Ridges at Belmont Country Club I LLC, a Virginia limited liability company.
62.      The Ridges at Belmont Country Club II LLC, a Virginia limited liability company.
63.      RiverCrest Sewer Company, LLC, a Pennsylvania limited liability company.
64.      Sapling Ridge, LLC, a Maryland limited liability company.
65.      South Riding Realty LLC, a Virginia limited liability company.
66.      SR Amberlea LLC, a Virginia limited liability company.
67.      SRH Investments I, LLC, a California limited liability company.
68.      SRH Investments II, LLC, a California limited liability company.
69.      Stony Kill, LLC, a New York limited liability company.
70.      Toll Brothers Realty Michigan II LLC, a Michigan limited liability company.
71.      Toll Cedar Hunt LLC, a Virginia limited liability company.
72.      Toll CO I LLC, a Colorado limited liability company.
73.      Toll DE X, LLC, a Delaware limited liability company.
74.      Toll DE X II, LLC, a Delaware limited liability company.
75.      Toll-Dublin, LLC, a California limited liability company.
76.      Toll Equipment, L.L.C., a Delaware limited liability company.
77.      Toll FL I, LLC, a Florida limited liability company.
78.      Toll Gibraltar I LLC, a Pennsylvania limited liability company.
79.      Toll Gibraltar II LLC, a Pennsylvania limited liability company.
80.      Toll Glastonbury LLC, a Connecticut limited liability company.
81.      Toll Landscape, L.L.C., a Delaware limited liability company.
82.      Toll MD I, L.L.C., a Maryland limited liability company.
83.      Toll NJ I, L.L.C., a New Jersey limited liability company.
84.      Toll NJ II, L.L.C., a New Jersey limited liability company.
85.      Toll NJ III, LLC, a New Jersey limited liability company.
86.      Toll Nursery, L.L.C., a Delaware limited liability company.
87.      Toll Plaza, LLC, a Pennsylvania limited liability company.
88.      Toll Realty L.L.C., a Florida limited liability company.
89.      Toll Reston Associates, L.L.C., a Delaware limited liability company.
90.      Toll Technology Investments, L.L.C., a Delaware limited liability company.
91.      Toll Turf Management, L.L.C., a Delaware limited liability company.
92.      Toll VA L.L.C., a Delaware limited liability company.
93.      Toll VA III L.L.C., a Virginia limited liability company.
94.      Toll Van Wyck, LLC, a New York limited liability company.
95.      Town Suites, LLC, a Pennsylvania limited liability company.
96.      Virginia Construction Co. I, LLC, a Virginia limited liability company.
97.      Virginia Construction Co. II, LLC, a Virginia limited liability company.
98.      Whitehall Management Services, LLC, a Pennsylvania limited liability company.
